Exhibit 99.1

          Navigators Reports Record Fourth Quarter Earnings


    NEW YORK--(BUSINESS WIRE)--Feb. 14, 2007--The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $20,607,000 or $1.22 per share for the 2006 fourth quarter compared to net income of $15,310,000 or $0.96 per share for the 2005 fourth quarter. The 2006 fourth quarter results include a net realized capital loss of $0.01 per share and the 2005 fourth quarter results include a net realized capital gain of $0.01 per share.

    Net income for the year ended December 31, 2006 was $72,563,000 or $4.30 per share, compared to $23,564,000 or $1.73 per share for the year ended December 31, 2005. The 2006 year results include a net realized capital loss of $0.04 per share and the 2005 year results include a net realized capital gain of $0.06 per share.

    Gross written premium for the 2006 fourth quarter and year was $232,974,000 and $970,790,000, respectively, increases of 26% and 25%
from the comparable 2005 year periods.

    Net written premium for the 2006 fourth quarter and year was $129,096,000 and $520,807,000, respectively, an increase of 37% from both the 2005 fourth quarter and full year period.

    The combined loss and expense ratios for the 2006 fourth quarter and year were 87.7% and 87.8%, respectively, compared to 88.6% and 101.3% for the comparable 2005 year periods. Net paid loss ratios for the 2006 fourth quarter and year were 28.0% and 32.7%, respectively, compared to 26.8% and 35.6% for the comparable 2005 year periods. The combined loss and expense ratios for the 2006 fourth quarter and year were reduced by 3.4 loss ratio points and 3.7 loss ratio points, respectively, resulting from the release of net loss reserve redundancies relating to prior years.

    Net investment income for the 2006 fourth quarter and year was $15,651,000 and $56,895,000, respectively, increases of 39% and 53%
from the comparable 2005 year periods. The pre-tax investment yields for the 2006 fourth quarter and year were both 4.4%, compared to 4.2% and 3.8%, respectively, for the comparable 2005 year periods.

    Navigators' Chief Executive Officer Stan Galanski commented, "We are pleased with the excellent results produced for both the fourth quarter and the full year, including a record level of net income and the lowest combined ratio in our history. Our Marine underwriting teams in the Insurance Companies and Lloyd's Operations continued to demonstrate market leadership and strong performance. Our Navigators Specialty and Navigators Pro divisions both earned solid underwriting profits while growing their businesses both geographically and through expanded product offerings. While clearly the peak of the hard market has passed, we believe that market conditions remain favorable for those underwriters who value profit over premium volume."

    Consolidated cash flow from operations for the 2006 fourth quarter and year ended December 31, 2006 was $57,932,000 and $146,030,000, respectively, compared to $73,914,000 and $247,762,000 for the comparable 2005 periods. Effective in the 2006 fourth quarter and for all prior periods, the Company has identified the impact of foreign exchange rate changes in its consolidated statements of cash flows.

    Stockholders' equity increased 17% to $551,343,000 or $32.94 per share at December 31, 2006 compared to $470,238,000 or $28.30 per share at December 31, 2005. Statutory surplus of Navigators Insurance Company was $524,188,000 at December 31, 2006.

    The Company will hold a conference call on Thursday, February 15, 2007 starting at 8:30 a.m. EST to discuss the fourth quarter's results. To access the call, please dial 1-866-271-6130, using confirmation code 72327556. Internationally, the call may be accessed by dialing 617-213-8894 using the same confirmation code. To listen via live audio webcast, please visit the Company's website (www.navg.com) at least ten minutes prior to the start of the call and click on the February 15th Live Audio Webcast link. The webcast will also be available as a replay at the same location starting one hour after the call is finished.

    The Navigators Group, Inc. is an international insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd's of London. Headquartered in New York City, Navigators has offices in major insurance centers in the United States, the United Kingdom and Belgium.

    This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words "estimate", "expect", "believe" or similar expressions are intended to identify such forward-looking statements. We cannot assure that results which we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties which we face. Please refer to Navigators' most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators' business and the important factors which may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Financial Highlights
              ($'s in thousands, except per share data)


                 Three Months Ended         Twelve Months Ended
                    December 31,               December 31,
                 -------------------        -------------------
Financial
 Highlights        2006      2005    Change   2006      2005    Change
---------------- --------- --------- ------ --------- --------- ------

Gross written
 premium         $232,974  $184,336     26% $970,790  $779,579     25%
Net written
 premium          129,096    94,263     37%  520,807   380,659     37%

Revenues:
 Net earned
  premium         134,364   100,447     34%  468,323   338,551     38%
 Commission
  income              610     1,877    -67%    3,075     5,686    -46%
 Investment
  Income           15,651    11,290     39%   56,895    37,069     53%
 Net realized
  capital gains
  (losses)           (259)      311     NM    (1,026)    1,238     NM
 Other income
  (expense)           (19)      849     NM      (673)    2,675     NM
                 --------- ---------        --------- ---------
 Total revenues   150,347   114,774     31%  526,594   385,219     37%
                 --------- ---------        --------- ---------

Operating
 expenses:
 Net losses and
  loss
  adjustment
  expenses
  incurred         76,987    58,987     31%  270,187   235,655     15%
 Commission
  expense          16,689    12,168     37%   57,787    42,671     35%
 Other operating
  expenses         24,737    20,586     20%   85,755    73,139     17%
 Interest
  expense           2,214         -     NM     6,248         -     NM
                 --------- ---------        --------- ---------
 Total operating
  expenses        120,627    91,741     31%  419,977   351,465     19%
                 --------- ---------        --------- ---------

Income before
 income taxes      29,720    23,033     29%  106,617    33,754    216%
                 --------- ---------        --------- ---------

Income tax
 expense
 (benefit):
 Current           11,152     8,190     36%   38,644    15,826    144%
 Deferred          (2,039)     (467)    NM    (4,590)   (5,636)    NM
                 --------- ---------        --------- ---------
Income tax
 expense
 (benefit)          9,113     7,723     18%   34,054    10,190    234%
                 --------- ---------        --------- ---------

Net income        $20,607   $15,310     35%  $72,563   $23,564    208%
                 ========= =========        ========= =========


Per Share Data
----------------

Net income per
 common share:
 Basic              $1.23     $0.97     28%    $4.34     $1.74    149%
 Diluted            $1.22     $0.96     28%    $4.30     $1.73    149%

Average shares
 outstanding:
 Basic             16,712    15,856           16,722    13,528
 Diluted           16,877    16,012           16,856    13,657

Underwriting
 Ratios
----------------
Loss Ratio           57.3%     58.7%            57.7%     69.6%
Expense Ratio        30.4%     29.9%            30.1%     31.7%
                 --------- ---------        --------- ---------
Combined Ratio       87.7%     88.6%            87.8%    101.3%


Balance Sheet
 Data
----------------                            Dec. 31,  Dec. 31,
                                               2006      2005
                                            --------- ---------
Stockholders'
 equity                                     $551,343  $470,238     17%
Book value per
 share                                        $32.94    $28.30     16%


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                          ($'s in thousands)


                                             December 31, December 31,
                                                2006         2005
                                             ------------ ------------
                   ASSETS
Investments and cash:
 Fixed maturities, available-for-sale, at
  fair value (amortized cost: 2006,
  $1,263,283; 2005, $986,726)                $ 1,258,717  $   984,113
 Equity securities, available-for-sale, at
  fair value (cost: 2006, $31,878; 2005,
  $19,667)                                        37,828       20,911
 Short-term investments, at cost which
  approximates fair value                        176,961      164,047
 Cash                                              2,404       13,165
                                             ------------ ------------
      Total investments and cash               1,475,910    1,182,236
                                             ------------ ------------

 Premiums in course of collection                163,309      155,977
 Commissions receivable                            3,647        3,467
 Prepaid reinsurance premiums                    179,493      136,341
 Reinsurance receivable on paid losses           108,878       37,055
 Reinsurance receivable on unpaid losses and
  loss adjustment expenses                       911,439      979,015
 Net deferred income tax benefit                  30,422       28,317
 Deferred policy acquisition costs                41,700       29,697
 Accrued investment income                        13,052       10,297
 Goodwill and other intangible assets              8,012        7,341
 Other assets                                     20,824       13,506
                                             ------------ ------------

      Total assets                           $ 2,956,686  $ 2,583,249
                                             ============ ============


    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Reserves for losses and loss adjustment
  expenses                                   $ 1,607,555  $ 1,557,991
 Unearned premium                                415,096      316,516
 Reinsurance balances payable                    194,266      180,059
 Senior notes                                    123,560            -
 Federal income tax payable                        3,934        1,274
 Payable for securities purchased                    166          823
 Accounts payable and other liabilities           60,766       56,348
                                             ------------ ------------
      Total liabilities                        2,405,343    2,113,011
                                             ------------ ------------

Stockholders' equity:
 Preferred stock, $.10 par value, authorized
  1,000,000 shares, none issued                        -            -
 Common stock, $.10 par value, 50,000,000
  shares authorized for 2006 and 20,000,000
  for 2005; issued and outstanding:
  16,735,898 for 2006 and 16,616,781 for
  2005                                             1,674        1,662
 Additional paid-in capital                      286,732      282,463
 Retained earnings                               259,464      186,901
 Accumulated other comprehensive income
  (loss)                                           3,473         (788)
                                             ------------ ------------
      Total stockholders' equity                 551,343      470,238
                                             ------------ ------------

      Total liabilities and stockholders'
       equity                                $ 2,956,686  $ 2,583,249
                                             ============ ============


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Comparative Premium Data
                          ($'s in thousands)


Gross Written
 Premium:          Fourth Quarter              Twelve Months
                 -------------------        -------------------
Insurance
 Companies:        2006      2005    Change   2006      2005    Change
                 -------------------------- --------------------------
Marine           $ 56,423  $ 52,188      8% $266,351  $233,688     14%
Specialty          91,533    58,029     58%  311,376   210,483     48%
Professional
 Liability         27,596    26,221      5%   92,760    86,929      7%
Other (includes
 run-off)           1,078      (443)    NM     2,359    (1,419)    NM
                 -------------------        -------------------
                  176,630   135,995     30%  672,846   529,681     27%
Lloyd's
 Operations:
Marine             43,060    38,712     11%  245,134   207,170     18%
Professional
 Liability          5,655     1,928    193%   21,759     6,646    227%
Other               7,629     7,224      6%   31,051    34,567    -10%
                 -------------------        -------------------
                   56,344    47,864     18%  297,944   248,383     20%
Intercompany
 elimination            -       477     NM         -     1,515     NM
                 -------------------        -------------------
Total            $232,974  $184,336     26% $970,790  $779,579     25%
                 ===================        ===================

Net Written
 Premium:          Fourth Quarter              Twelve Months
                 -------------------        -------------------
Insurance
 Companies:        2006      2005    Change   2006      2005    Change
                 -------------------------- --------------------------
Marine           $ 27,029  $ 20,402     32% $128,920  $ 88,591     46%
Specialty          58,858    37,208     58%  195,104   145,199     34%
Professional
 Liability         16,298    11,293     44%   51,192    35,626     44%
Other (includes
 run-off)             717      (507)    NM       963    (1,671)    NM
                 -------------------        -------------------
                  102,902    68,396     50%  376,179   267,745     40%
Lloyd's
 Operations:
Marine             20,610    22,405     -8%  127,636    99,797     28%
Professional
 Liability          2,690       758    255%    9,016     2,613    245%
Other               2,894     2,704      7%    7,976    10,504    -24%
                 -------------------        -------------------
                   26,194    25,867      1%  144,628   112,914     28%
                 -------------------        -------------------
Total            $129,096  $ 94,263     37% $520,807  $380,659     37%
                 ===================        ===================

Net Earned
 Premium:          Fourth Quarter              Twelve Months
                 -------------------        -------------------
Insurance
 Companies:        2006      2005    Change   2006      2005    Change
                 ========================== --------------------------
Marine           $ 34,414  $ 25,899     33% $115,093  $ 83,499     38%
Specialty          51,346    35,779     44%  172,479   117,208     47%
Professional
 Liability         11,943     8,625     38%   41,437    30,118     38%
Other (includes
 run-off)             686      (505)    NM       714      (779)    NM
                 -------------------        -------------------
                   98,389    69,798     41%  329,723   230,046     43%
Lloyd's
 Operations:
Marine             31,615    27,989     13%  130,644   102,632     27%
Professional
 Liability          2,107       529    298%    4,237     1,240    242%
Other               2,253     2,131      6%    3,719     4,633    -20%
                 --------- ---------        --------- ---------
                   35,975    30,649     17%  138,600   108,505     28%
                 --------- ---------        --------- ---------
Total            $134,364  $100,447     34% $468,323  $338,551     38%
                 ========= =========        ========= =========


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Three Months Ended
                          December 31, 2006

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate   Total
                              --------- ---------- --------- ---------
Gross premium written         $176,630  $  56,344            $232,974
Net premium written            102,902     26,194             129,096

Net earned premium              98,389     35,975             134,364
Net losses and loss
 adjustment expenses           (56,184)   (20,803)            (76,987)
Commission expense             (11,487)    (5,202)            (16,689)
Other operating expenses       (18,363)    (6,374)            (24,737)
Commission and other income /
 (expense)                         891       (300)                591
                              --------- ----------           ---------

Underwriting profit             13,246      3,296              16,542

Investment income               12,945      2,246   $   460    15,651
Net realized capital gains /
 (losses)                         (293)        34         0      (259)
Interest expense                     0          0    (2,214)   (2,214)
                              --------- ---------- --------- ---------
Income (loss) before income
 tax expense (benefit)          25,898      5,576    (1,754)   29,720

Income tax expense (benefit)     8,401      1,951    (1,239)    9,113
                              --------- ---------- --------- ---------
Net Income (loss)             $ 17,497  $   3,625   $  (515) $ 20,607
                              ========= ========== ========= =========

Loss and loss expenses ratio      57.1%      57.8%               57.3%
Commission expense ratio          11.7%      14.5%               12.4%
Other operating expense
 ratio(2)                         17.7%      18.5%               18.0%
                              --------- ----------           ---------
Combined ratio                    86.5%      90.8%               87.7%
                              ========= ==========           =========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                          Three Months Ended
                          December 31, 2005

                          ($'s in thousands)

                              Insurance  Lloyd's
                              Companies Operations Corporate Total (2)
                              --------- ---------- --------- ---------
Gross premium written         $135,995   $ 47,864            $184,336
Net premium written             68,396     25,867              94,263

Net earned premium              69,798     30,649             100,447
Net losses and loss
 adjustment expenses           (40,437)   (18,550)            (58,987)
Commission expense              (7,387)    (4,781)            (12,168)
Other operating expenses       (14,813)    (5,773)            (20,586)
Commission and other income /
 (expense)                       1,113      1,613               2,726
                              --------- ----------           ---------

Underwriting profit              8,274      3,158              11,432

Investment income                9,727      1,419      $144    11,290
Net realized capital gains /
 (losses)                          357        (46)        -       311
                              --------- ---------- --------- ---------
Income (loss) before income
 tax expense (benefit)          18,358      4,531       144    23,033

Income tax expense (benefit)     6,086      1,586        51     7,723
                              --------- ---------- --------- ---------
Net Income                    $ 12,272   $  2,945      $ 93  $ 15,310
                              ========= ========== ========= =========

Loss and loss expenses ratio      57.9%      60.5%               58.7%
Commission expense ratio          10.6%      15.6%               12.1%
Other operating expense
 ratio(3)                         19.6%      13.6%               17.8%
                              --------- ----------           ---------
Combined ratio                    88.1%      89.7%               88.6%
                              ========= ==========           =========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                         Twelve Months Ended
                          December 31, 2006

                          ($'s in thousands)

                            Insurance   Lloyd's
                            Companies  Operations Corporate   Total
                            ---------- ---------- --------- ----------
Gross premium written       $ 672,846  $ 297,944            $ 970,790
Net premium written           376,179    144,628              520,807

Net earned premium            329,723    138,600              468,323
Net losses and loss
 adjustment expenses         (191,740)   (78,447)            (270,187)
Commission expense            (36,412)   (21,375)             (57,787)
Other operating expenses      (62,459)   (23,296)             (85,755)
Commission and other income
 / (expense)                    3,552     (1,150)               2,402
                            ---------- ----------           ----------

Underwriting profit            42,664     14,332               56,996

Investment income              47,723      7,694   $ 1,478     56,895
Net realized capital gains
 / (losses)                      (622)      (404)        0     (1,026)
Interest expense                    0          0    (6,248)    (6,248)
                            ---------- ---------- --------- ----------
Income (loss) before income
 tax expense (benefit)         89,765     21,622    (4,770)   106,617

Income tax expense
 (benefit)                     28,843      7,601    (2,390)    34,054
                            ---------- ---------- --------- ----------
Net Income (loss)           $  60,922  $  14,021   $(2,380) $  72,563
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           58.2%      56.6%                57.7%
Commission expense ratio         11.0%      15.4%                12.3%
Other operating expense
 ratio (2)                       17.9%      17.6%                17.8%
                            ---------- ----------           ----------
Combined ratio                   87.1%      89.6%                87.8%
                            ========== ==========           ==========



(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                       Segment Information (1)
                         Twelve Months Ended
                          December 31, 2005

                          ($'s in thousands)

                            Insurance   Lloyd's
                            Companies  Operations Corporate Total (2)
                            ---------- ---------- --------- ----------
Gross premium written       $ 529,681   $248,383            $ 779,579
Net premium written           267,745    112,914              380,659

Net earned premium            230,046    108,505              338,551
Net losses and loss
 adjustment expenses         (155,293)   (80,362)            (235,655)
Commission expense            (22,984)   (19,687)             (42,671)
Other operating expenses      (52,353)   (20,786)             (73,139)
Commission and other income
 / (expense)                    4,712      3,649                8,361
                            ---------- ----------           ----------

Underwriting profit /
 (loss)                         4,128     (8,681)              (4,553)

Investment income              31,764      5,061  $    244     37,069
Net realized capital gains
 / (losses)                     1,705       (467)        -      1,238
                            ---------- ---------- --------- ----------
Income (loss) before income
 tax expense (benefit)         37,597     (4,087)      244     33,754

Income tax expense
 (benefit)                     11,535     (1,431)       86     10,190
                            ---------- ---------- --------- ----------
Net Income (loss)           $  26,062   $ (2,656) $    158  $  23,564
                            ========== ========== ========= ==========

Loss and loss expenses
 ratio                           67.5%      74.1%                69.6%
Commission expense ratio         10.0%      18.1%                12.6%
Other operating expense
 ratio (3)                       20.7%      15.8%                19.1%
                            ---------- ----------           ----------
Combined ratio                   98.2%     108.0%               101.3%
                            ========== ==========           ==========

(1) Effective in 2006, the Company classifies its business into two underwriting segments, Insurance Companies and Lloyd's Operations, and a Corporate segment. Segment data for each of the two underwriting operations include allocations of revenues and expenses of Navigators Agencies and Holding Company expenses and related income tax amounts previously reported separately. Segment data for 2005 and prior periods have been restated to reflect this change in segment reporting.
(2) Certain amounts included in gross written premium relate to inter-segment transactions, accordingly the sum for each segment does not agree to the totals shown in the table above.
(3) The other operating expense ratio is adjusted to include commission and other income/(expense).


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                          Three Months Ended December 31, 2006
                   ---------------------------------------------------


Insurance             Net     Losses
 Companies:         Earned   and LAE  Underwriting   Combined Ratio
                                                   -------------------
                    Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine              $34,414  $18,247       $9,776  53.0%   28.4% 81.4%
Specialty            51,346   29,935       14,826  58.3%   28.9% 87.2%
Professional
 Liability           11,943    8,041        3,572  67.3%   29.9% 97.2%
Other (includes
 run-off)               686      (39)         785    NM      NM    NM
                   ---------------------------------------------------
                     98,389   56,184       28,959  57.1%   29.4% 86.5%
Lloyd's Operations   35,975   20,803       11,876  57.8%   33.0% 90.8%
                   ---------------------------------------------------
Total              $134,364  $76,987      $40,835  57.3%   30.4% 87.7%
                   ===================================================


                          Three Months Ended December 31, 2005
                   ---------------------------------------------------


Insurance             Net     Losses
 Companies:         Earned   and LAE  Underwriting   Combined Ratio
                                                   -------------------
                    Premium  Incurred   Expenses   Loss  Expense Total
                   ---------------------------------------------------
Marine              $25,899  $15,723       $7,183  60.7%   27.7% 88.4%
Specialty            35,779   21,500       10,806  60.1%   30.2% 90.3%
Professional
 Liability            8,625    3,616        2,927  41.9%   33.9% 75.9%
Other (includes
 run-off)              (505)    (402)         171    NM      NM    NM
                   ---------------------------------------------------
                     69,798   40,437       21,087  57.9%   30.2% 88.1%
Lloyd's Operations   30,649   18,550        8,941  60.5%   29.2% 89.7%
                   ---------------------------------------------------
Total              $100,447  $58,987      $30,028  58.7%   29.9% 88.6%
                   ===================================================


                                        Amounts         Loss Ratio
                                   -----------------------------------
Net Incurred Loss Activity         Dec. 31, Dec. 31, Dec. 31, Dec. 31,
For the Three Months Ended:         2006     2005     2006     2005
                                   -----------------------------------
Insurance Companies:
   Loss and LAE payments           $23,856  $43,149     24.2%    61.8%
   Change in reserves               32,328   (2,712)    32.9%    -3.9%
                                   -----------------------------------
   Net incurred loss and LAE        56,184   40,437     57.1%    57.9%
                                   -----------------------------------

Lloyd's Operations:
   Loss and LAE payments            13,779  (16,220)    38.3%   -52.9%
   Change in reserves                7,024   34,770     19.5%   113.4%
                                   -----------------------------------
   Net incurred loss and LAE        20,803   18,550     57.8%    60.5%
                                   -----------------------------------

Total
   Loss and LAE payments            37,635   26,929     28.0%    26.8%
   Change in reserves               39,352   32,058     29.3%    31.9%
                                   -----------------------------------
   Net incurred loss and LAE       $76,987  $58,987     57.3%    58.7%
                                   ===================================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                         Underwriting Results
                          ($'s in thousands)

                        Twelve Months Ended December 31, 2006
               -------------------------------------------------------


Insurance         Net     Losses
 Companies:     Earned    and LAE   Underwriting     Combined Ratio
                                                  --------------------
                Premium  Incurred     Expenses    Loss  Expense Total
               -------------------------------------------------------
Marine         $115,093  $ 65,856       $ 31,339  57.2%   27.2%  84.4%
Specialty       172,479    99,112         50,138  57.5%   29.1%  86.6%
Professional
 Liability       41,437    26,756         12,648  64.6%   30.5%  95.1%
Other
 (includes
 run-off)           714        16          1,194    NM      NM     NM
               -------------------------------------------------------
                329,723   191,740         95,319  58.2%   28.9%  87.1%
Lloyd's
 Operations     138,600    78,447         45,821  56.6%   33.0%  89.6%
               -------------------------------------------------------
Total          $468,323  $270,187       $141,140  57.7%   30.1%  87.8%
               =======================================================


                        Twelve Months Ended December 31, 2005
               -------------------------------------------------------


Insurance         Net     Losses
 Companies:     Earned    and LAE   Underwriting     Combined Ratio
                                                  --------------------
                Premium  Incurred     Expenses    Loss  Expense Total
               -------------------------------------------------------
Marine         $ 83,499  $ 68,184       $ 24,620  81.7%   29.5% 111.2%
Specialty       117,208    71,139         36,353  60.7%   31.0%  91.7%
Professional
 Liability       30,118    18,292          9,637  60.7%   32.0%  92.7%
Other
 (includes
 run-off)          (779)   (2,322)            15    NM      NM     NM
               -------------------------------------------------------
                230,046   155,293         70,625  67.5%   30.7%  98.2%
Lloyd's
 Operations     108,505    80,362         36,824  74.1%   33.9% 108.0%
               -------------------------------------------------------
Total          $338,551  $235,655       $107,449  69.6%   31.7% 101.3%
               =======================================================

               Effect of Hurrs. Katrina and Rita on the Twelve Months
                                 Ended Dec. 31, 2005
               -------------------------------------------------------
Marine         $ (9,147) $  7,430       $   -     16.1%    2.9%  19.0%
Lloyd's
 Operations      (5,318)   14,858           -     16.5%    1.6%  18.1%
               -------------------------------------------------------
Total          $(14,465) $ 22,288       $   -      9.2%    1.3%  10.5%
               =======================================================


                                       Amounts          Loss Ratio
                                 ------------------- -----------------
Net Incurred Loss Activity       Dec. 31,  Dec. 31,  Dec. 31, Dec. 31,
For the Twelve Months Ended:       2006      2005     2006     2005
                                 --------- --------- -------- --------
Insurance Companies:
   Loss and LAE payments         $ 90,997  $105,018     27.6%    45.6%
   Change in reserves             100,743    50,275     30.6%    21.9%
                                 -------------------------------------
   Net incurred loss and LAE      191,740   155,293     58.2%    67.5%
                                 -------------------------------------

Lloyd's Operations:
   Loss and LAE payments           62,051    15,448     44.8%    14.3%
   Change in reserves              16,396    64,914     11.8%    59.8%
                                 -------------------------------------
   Net incurred loss and LAE       78,447    80,362     56.6%    74.1%
                                 -------------------------------------

Total
   Loss and LAE payments          153,048   120,466     32.7%    35.6%
   Change in reserves             117,139   115,189     25.0%    34.0%
                                 -------------------------------------
   Net incurred loss and LAE     $270,187  $235,655     57.7%    69.6%
                                 =====================================


             THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
                            Net Loss Data
                          ($'s in thousands)

Net Loss Reserves:                             12/31/2006  12/31/2005
                                               ----------- -----------
Insurance Companies:
       Marine                                  $  179,393  $  162,644
       Specialty                                  260,844     193,755
       Professional Liability                      51,571      33,133
       Other                                       19,299      20,831
                                               ----------- -----------
       Total Insurance Companies                  511,107     410,363
                                               ----------- -----------
Lloyd's Operations:
       Marine                                     173,497     161,262
       Other                                       11,512       7,351
                                               ----------- -----------
       Total Lloyd's Operations                   185,009     168,613
                                               ----------- -----------

       Total net loss reserves                 $  696,116  $  578,976
                                               =========== ===========

Total net case loss reserves                   $  243,183  $  228,423
Total net IBNR loss reserves                      452,933     350,553
                                               ----------- -----------

       Total net loss reserves                 $  696,116  $  578,976
                                               =========== ===========


    CONTACT: The Navigators Group, Inc.
             Paul J. Malvasio, 914-933-6088
             Executive Vice President and Chief Financial Officer pmalvasio@navg.com www.navg.com